CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated July 28, 2017, with respect to the financial statements and financial highlights of The Community Reinvestment Act Qualified Investment Fund included in the 2017 Annual Report to Shareholders, which is incorporated by reference in the Post-Effective Amendment No. 34 to the Registration Statement under the Securities Act of 1933 and Post-Effective Amendment No. 36 to the Registration Statement under the Investment Company Act of 1940 on Form N-1A (the “Registration Statement”).  We consent to the incorporation by reference in the Registration Statement of the aforementioned report and to the use of our name as it appears under the captions “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectuses and under the captions “Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings”, “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ GRANT THORNTON LLP

New York, New York
September 26, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated July 28, 2017 with respect to the financial statements and financial highlights of CCM Alternative Income Fund, included in the 2017 Annual Report to Shareholders, which is incorporated by reference in the Post-Effective Amendment No. 34 to the Registration Statement under the Securities Act of 1933 and Post-Effective Amendment No. 36 to the Registration Statement under the Investment Company Act of 1940 on Form N-1A (the “Registration Statement”).  We consent to the incorporation by reference in the Registration Statement of the aforementioned report and to the use of our name as it appears under the captions “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus and under the captions “Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings”, “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ GRANT THORNTON LLP

New York, New York
September 26, 2017